                                                                    Exhibit 4.1


                           CONTINUCARE CORPORATION


INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF FLORIDA                      CUSIP  212172 10 0



THIS CERTIFIES THAT



is the owner of

   Fully paid and non-assessable shares of common stock of the par value of
                                  $0.0001 of

                           CONTINUCARE CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




                                        Countersigned and Registered:

                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   Transfer Agent and Registrar


                                        By

                                                           Authorized Signature

        The Corporation will furnish to any shareholder upon request and without charge a full statement of; (a) the designations, preferences, limitations, and relative rights of the shares of each class or series of capital stock authorized to be issued; (b) the variations in the relative rights, preferences and limitations between the shares of each such series and
(c) the authority of the Board of Directors to fix and determine variations to future series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common                       UNIF GIFT MIN ACT -- __________  Custodian __________
TEN ENT --  as tenants by the entireties                                      (Cust)                (Minor)
JT TEN  --  as joint tenants with right
            of survivorship and not as                                      under Uniform Gifts to Minors
            tenants in common                                               Act ____________________________
                                                                                         (State)

   Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated  ____________________




                                      _________________________________________
                                      THE SIGNATURE TO THE ASSIGNMENT FORM MUST
                                      CORRESPOND TO THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER, AND
                                      MUST BE GUARANTEED BY A MEMBER OF THE
                                      MEDALLION STAMP PROGRAM.